Exhibit 10(xii)

          Data Processing Agreement dated December 1, 1991 by and between Systematics, Inc. and Brenton Information Systems, Inc. This Data Processing Agreement is incorporated by reference from Form 10-K of Brenton Banks, Inc., for the year ended December 31, 1991.
                          130